Exhibit 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350.
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Brian P. Loftus, certify that:
1. I have reviewed this annual report on Form 10-K of Unique Fabricating, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2022	By:	/s/ Brian P. Loftus
Name: Brian P. Loftus
Title: Chief Financial Officer (Principal Financial and Accounting Officer)